UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2021

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On April 13, 2021, Youngevity International, Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”), effective as of April 2, 2021, by and among the Company, CLR Roasters LLC (“CLR Roasters”), a wholly owned subsidiary of the Company, and Daniel Mangless (“Mangless”) to settle all claims related to a lawsuit filed by Mangless against the Company and CLR Roasters, on February 10, 2021, for the alleged breach by the Company and CLR Roasters of their obligations under a Senior Secured Promissory Note and a Pledge and Security Agreement, issued to Mangless by the Company and CLR Roasters pursuant to a Securities Purchase Agreement, each entered into in March 2020 (See Mangless v. Youngevity International, Inc. and CLR Roasters LLC, Case No. 2021-CA-996-O (Fla. Cir. Ct.)) (the “Lawsuit”). Pursuant to the Settlement Agreement, Mangless has agreed to dismiss the Lawsuit, with prejudice within five days of the Company making all of payments required under the Settlement Agreement. The Settlement Agreement provides that the Company shall make a $195,000 payment to Mangless no later than April 10, 2021 and make a $101,668,35 payment to Mangless beginning on May 1, 2021, and on the first day of every month thereafter through and including January 1, 2022, inclusive. In addition, pursuant to the Settlement Agreement, the Company has agreed to issue Mangless 1,000,000 shares of its common stock (the “Settlement Shares”) and that following the date the Company has completed the audit of its financial statements for the years ended December 31, 2019 and 2020, if it is then necessary to register the Settlement Shares with the Securities and Exchange Commission (the “SEC”) to allow Mangless to resell the Settlement Shares in the open market, to file a registration statement on Form S-1 within 60 days after bringing its audit filings up to date.

The foregoing summary of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the obligations of the Company pursuant to the Agreement, as set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the issuance of the Settlement Shares to Mangless as set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The issuance and sale of the shares of Common Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. Such shares have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Settlement Agreement by and among Youngevity International, Inc., CLR Roasters LLC and Daniel Mangless, effective as of April 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: April 21, 2021	By: /s/ William Thompson
Name: William Thompson
Title: Chief Financial Officer